LEGG MASON GLOBAL FUNDS

                         LEGG MASON GLOBAL TRUST, INC.:
                       Legg Mason Global Government Trust
                         Legg Mason Global Equity Trust

                       Primary Shares and Navigator Shares

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 30, 1995

     Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. Shares are not insured by the FDIC, the Federal Reserve Board or any other agency, and are subject to investment risk, including the possible loss of the principal amount invested.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for Primary Shares and for Navigator Shares of the Funds, both dated October 30, 1995, which have been filed with the Securities and Exchange Commission ("SEC"). Copies of the Prospectuses are available without charge from the Corporation's distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed below).

     Legg Mason Global Government Trust ("Global Government") and Legg Mason Global Equity Trust ("Global Equity") (each separately referred to as a "Fund" and collectively referred to as the "Funds") are separate series of Legg Mason Global Trust, Inc. ("Corporation"), an open-end, management investment company.

     Global Government, a non-diversified, professionally managed portfolio, seeks capital appreciation and current income in order to achieve an attractive total return, consistent with prudent investment risk, by normally investing at least 75% of its total assets in debt securities issued by foreign governments, the U. S. Government, their agencies, instrumentalities and political subdivisions. Under normal circumstances, the Fund will invest at least 75% of its assets in debt securities of foreign or domestic governmental entities, corporations, financial institutions or other issuers rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") or, if unrated by Moody's or S&P ("unrated securities"), judged by the Adviser to be of comparable quality.

     Global Equity, a diversified, professionally managed portfolio, seeks maximum long-term total return. In attempting to achieve the Fund's objective, the Fund's investment adviser, Batterymarch Financial Management, Inc. ("Batterymarch"), normally will invest in common stocks of companies in at least three different countries. In addition, the Fund may invest in the securities of companies located in developing countries, including countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid but unstable economic growth (collectively, "emerging markets").


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     Shares  of  Navigator   Global   Government  and  Navigator  Global  Equity
("Navigator Shares"), described in this Statement of Additional Information, represent interests in Global Government and Global Equity that are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own funds and funds for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company")
for  which  Trust  Company   exercises   discretionary   investment   management
responsibility (such institutional investors are referred to collectively as "Institutional Clients" and accounts of the customers with such Clients ("Customers") are referred to collectively as "Customer Accounts"), to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. The Navigator Class of Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals.

     The Primary Class of shares of Global Government and Global Equity ("Primary Shares") are offered for sale to all other investors and may be purchased directly by individuals.

     Navigator Shares and Primary Shares are sold and redeemed without any purchase or redemption charge imposed by the Funds, although Institutional Clients may charge their Customer Accounts for services provided in connection with the purchase or redemption of shares. Each Fund will pay management fees to Legg Mason Fund Adviser, Inc. Primary Shares pay a 12b-1 distribution fee, but Navigator Shares pay no distribution fees. See "The Funds' Distributor."


                      Legg Mason Wood Walker, Incorporated
--------------------------------------------------------------------------------
                            111 South Calvert Street
                            Baltimore, Maryland 21202
                          (410) 539-0000 (800) 822-5544


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                     ADDITIONAL INFORMATION ABOUT INVESTMENT
                            LIMITATIONS AND POLICIES


     The following information supplements the information concerning each Fund's investment objectives, policies and limitations found in the Prospectuses. Each Fund has adopted certain fundamental investment limitations that cannot be changed except by vote of a majority of each Fund's outstanding voting securities.

Global Government may not:

     1. Borrow money, except from banks or through reverse repurchase agreements or dollar rolls for temporary purposes in an aggregate amount not to exceed 33 1/3% of the total assets, including borrowings, less liabilities exclusive of borrowings, of the Fund; provided that borrowings, including reverse repurchase agreements and dollar rolls, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, the Fund will not purchase securities if borrowings, including reverse repurchase agreements and dollar rolls, exceed 5% of its total assets);

     2. Issue senior securities, except as permitted by the Investment Company Act of 1940 ("1940 Act");

     3. Underwrite the securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

     4. Buy or hold any real estate other than instruments secured by real estate or interests therein;

     5. Purchase or sell any commodities or commodities contracts, except that the Fund may purchase or sell currencies, interest rate and currency futures contracts, options on currencies and securities indexes and options on interest rate and currency futures contracts;

     6. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds, loans, loan participations and advances in connection therewith or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans;

     7. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.

Global Equity may not:

     1. Borrow money, except from banks or through reverse repurchase agreements or dollar rolls for temporary purposes in an aggregate amount not to exceed 33 1/3% of the total assets
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(including borrowings), less liabilities (exclusive of borrowings), of the Fund;
provided that borrowings, including reverse repurchase agreements and dollar rolls, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, the Fund will not purchase securities if borrowings, including reverse repurchase agreements and dollar rolls, exceed 5% of its total assets);

         2. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or purchase more than 10% of the voting securities of any one issuer (other than, in each case, cash items, securities of the U.S. Government, its agencies and instrumentalities, and securities issued by other investment companies);

     3. Issue senior securities, except as permitted by the Investment Company Act of 1940 ("1940 Act");

     4. Engage in the business of underwriting the securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

     5. Buy or hold any real estate other than instruments secured by real estate or interests therein;

         6. Purchase or sell any commodities or commodities contracts, except that the Fund may purchase or sell currencies; futures contracts on currencies, securities or securities indexes, options on currencies, securities, and securities indexes; and options on interest rate and currency futures contracts;

         7. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds, or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans;

         8. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.

         The foregoing investment limitations of each Fund cannot be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Except with respect to the 33 1/3% limit ininvestment limitation number 1, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the value of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

         Global Government interprets fundamental investment limitation (4) and Global Equity interprets fundamental investment limitation (5) to prohibit investment in real estate limited partnerships.

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         Except as otherwise specified, the following investment limitations and policies are nonfundamental and may be changed by the Corporation's Board of Directors without shareholder approval.

Each Fund may not:

     1. Purchase or sell any oil, gas or mineral exploration or development programs, including leases;

         2. Buy securities on "margin," except for short-term credits necessary for clearance of portfolio transactions and except that a Fund may make margin deposits in connection with the use of permitted futures contracts and options on futures contracts as well as options on currencies, securities and securities indexes;

         3. Make short sales of securities or maintain a short position, except that a Fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and
(b) sell short "against the box" (although not a fundamental policy, Global Government does not intend to make short sales in excess of 5% of its net assets during the coming year and Global Equity does not intend to make short sales during the coming year);

         4. Purchase or retain the securities of an issuer if, to the knowledge of the Fund's management, those officers and directors of that Fund and officers and directors of either its adviser, manager or sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of the securities of that issuer;

         5. Purchase any security (except with respect to collateralized mortgage obligations and asset-backed securities for Global Government), if, as a result, more than 5% of a Fund's total assets would be invested in securities of companies that together with any predecessors have been in continuous operation for less than three years;

         6. Purchase a security restricted as to resale if, as a result thereof, more than 15% of Global Government's or 10% of Global Equity's total assets would be invested in restricted securities. For purposes of this limitation, securities that can be sold freely in the principal market in which they are traded are not considered restricted, even if they cannot be sold in the United States.

         7. Make investments in warrants if such investments, valued at the lower of cost or market, exceed 5% of the value of its net assets, which amount may include warrants that are not listed on the New York or American Stock Exchanges, provided that such unlisted warrants, valued at the lower of cost or market, do not exceed 2% of a Fund's net assets, and further provided that this restriction does not apply to warrants attached to, or sold as a unit with, other securities. For purposes of this restriction, the term "warrants" does not include options on securities, stock or bond indices, foreign currencies or futures contracts.

With respect to Global Equity, the Fund may not:

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         8. Purchase  securities of other  investment  companies,  except to the extent permitted by the 1940 Act and in the open market at no more than customary brokerage and commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger.

The  following  information  about  investment  policies  applies only to Global
Government:

Ratings of Debt Obligations

         Moody's, S&P and other nationally recognized or foreign statistical rating organizations ("SROs") are private organizations that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in Appendix A. The Fund may consider these ratings in determining whether to purchase, sell or hold a security. Ratings issued by Moody's or S&P represent only the opinions of those agencies and are not guarantees of credit quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

Sovereign Debt

         Investments in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

         Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

         A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

         The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not

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assured.  The  willingness of such agencies to make these payments may depend on the sovereign debtor's willingness to institute certain economic changes, the implementation of which may be politically difficult.

         The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Adviser intends to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

Mortgage-Related Securities

         Mortgage-related securities represent participations in, or are secured by and payable from, mortgage loans secured by real property. These securities are designed to provide monthly payments of interest and, in most instances, principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed through" to investors such as the Fund. Many issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. These guarantees are often backed by various forms of credit, insurance and collateral, although these may be in amounts less than the full obligation of the pool to its shareholders.

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one- to four-family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. In addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of variable-rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types.

         All poolers apply standards for qualification to lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

         The average life of mortgage-related securities varies with the maturities and the nature of the underlying mortgage instruments. For example, securities issued by the Government National Mortgage Association ("GNMAs") tend to have a longer average life than participation certificates ("PCs") issued by the Federal Home Loan Mortgage Corporation ("FHLMC") because there is a tendency for the conventional and privately-insured mortgages underlying FHLMC PCs to repay at faster rates than the Federal Housing Administration and Veterans Administration loans underlying GNMAs. In addition, the term of a security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

         Yields on mortgage-related securities are typically quoted based on the
maturity  of  the  underlying   instruments  and  the  associated  average  life
assumption. Actual prepayment experience

                                        6

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may cause the yield to differ  from the yield  expected  on the basis of average life. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.

Private Mortgage-Related Securities

         The private mortgage-related securities in which the Fund may invest include foreign mortgage pass-through securities ("Foreign Pass-Throughs"), which are structurally similar to the pass-through instruments described above. Such securities are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, specialized financial institutions and special purpose subsidiaries of the foregoing. Foreign Pass-Throughs usually are backed by a pool of fixed rate or adjustable-rate mortgage loans. The Foreign Pass-Throughs in which the Fund may invest are not guaranteed by an entity having the credit status of the Government National Mortgage Association, but generally utilize various types of credit enhancement.

 Other Debt Securities

         The rate of return or return of principal on some obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         The market for lower-rated securities may be thinner and less active than that for higherrated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for the Fund to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Fund's Board of Directors believes accurately reflects fair market value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information are available.

         Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates.

Bank Obligations

         Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and time deposits in U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

         The Fund may invest in obligations of domestic or foreign branches of foreign banks and foreign branches of domestic banks. These investments involve risks that are different from

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investments in securities of domestic  branches of domestic  banks.  These risks include seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the bank obligations held by the Fund.

         The Fund limits its investments in foreign bank obligations to U.S. dollar-denominated or foreign currency-denominated obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (1) have more than $10 billion, or the equivalent in other currencies, in total assets; (2) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (3) are judged by the Adviser to be of comparable quality to obligations of U.S. banks in which the Fund may invest. Subject to the limitation on concentration of less than 25% of the Fund's assets in the securities of issuers in a particular industry, there is no limitation on the amount of the Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

The following information about investment policies applies to each Fund:

Foreign Investments

         Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge the Fund's holdings and commitments against changes in the level of future currency rates, although the Fund may not hedge many of its positions. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         Although the Fund will endeavor to achieve most favorable executions costs in its portfolio transactions, commissions on many foreign stock exchanges are at fixed rates, and generally these are higher than negotiated commissions on U.S. exchanges.

         Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund. However, these foreign withholding taxes are not expected to have a significant impact on the Fund, since the Fund's investment objective is to seek long-term total return and any income should be considered incidental.

Restricted and Illiquid Securities

         Each Fund is authorized to invest up to 15% of its net assets in securities for which no readily available market exists, which for this purpose includes, among other things, repurchase agreements maturing in more than seven days, over-the-counter ("OTC") options and securities used as cover for such options. Restricted securities may be sold only (1) pursuant to SEC Rule

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144A or other  exemption,  (2) in privately  negotiated  transactions  or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933. Such securities may include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         Not all restricted securities are illiquid. SEC regulations permit certain restricted securities to be traded freely among qualified purchasers. The SEC has stated that an investment company's board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is not "illiquid." Each Fund intends to rely on this rule, to the extent appropriate, to deem restricted securities as not "illiquid." If the newly-developing institutional markets for restricted securities do not develop as anticipated, it could adversely affect the liquidity of the Fund.

Repurchase Agreements

         When a Fund enters into a repurchase agreement with a foreign or domestic entity, it will obtain from that entity securities equal in value to 102% of the amount of the repurchase agreement (or 100%, if the securities obtained are U.S. Treasury bills, notes or bonds). Such securities will be held by that Fund's custodian, an approved foreign sub-custodian, or an approved securities depository or book-entry system.

Reverse Repurchase Agreements and Other Borrowing

         A reverse repurchase agreement is a portfolio management technique in which a Fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, that Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. A Fund may also enter into dollar rolls, in which a Fund sells a security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security on a specified future date. That Fund would be compensated by the difference between the current sales price and the forward price for the future purchase. A Fund may engage in reverse repurchase agreements and dollar rolls as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio instruments. While engaging in reverse repurchase agreements or dollar rolls, each Fund will maintain cash, U.S. government securities or other high-grade liquid securities in a segregated account at its custodian bank with a value at least equal to that Fund's obligation under the agreements.

         Each Fund may borrow for temporary purposes, which borrowing may be unsecured. The 1940 Act requires that Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, the Fund may be required to sell some of its holdings within three days (exclusive of Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. To avoid the potential leveraging effects of a Fund's borrowings, each Fund will not make investments while borrowings are in excess of 5% of its total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. For purposes of its borrowing limitation and policies, each Fund considers reverse repurchase agreements and dollar rolls to constitute borrowing. Global Equity does not currently intend to use reverse repurchase agreements and dollar rolls.

Short Sales

         No Fund will sell securities short, other than through the use of short sales against the box, futures and options as described in the Prospectuses. In a short sale against the box, a Fund simultaneously owns, or has the right to acquire, without the payment of any additional consideration, securities identical in kind and amount to those sold short.

Options and Futures

         As described in the Prospectuses, Global Government may purchase and sell (write) both put options and call options on securities and bond indices, may enter into interest rate and bond index futures contracts and may purchase and sell options on such futures contracts ("futures options") for hedging purposes or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC") as part of its investment strategy. Global Equity may enter into futures contracts, options and options on futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when Batterymarch believes a futures contract is priced more attractively than the underlying equity security or index. In addition, a Fund may purchase and sell put and call options on foreign currencies, may enter into futures contracts on foreign currencies and purchase and sell options on such futures contracts. If other types of options, futures contracts or options on futures are traded in the future, each Fund may also use those investment strategies. Options and futures are generally considered to be "derivatives."

Options on Securities

         A Fund may purchase call options on securities that its adviser intends to include in that Fund's investment portfolio in order to fix the cost of a future purchase. Purchased options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit a Fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit realized will be reduced by the premium.

         A Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio or to enhance income. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

         A Fund may write covered call options on securities in which it is authorized to invest. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Fund might write covered call options on securities generally when its adviser believes that the premium received by the Fund will exceed the extent to which the market price of the underlying security will exceed the exercise price. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, in the event that the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund would be obligated to sell the security at less than its market value. The Fund would give up the ability to sell the portfolio securities used to cover the call option while the call option was outstanding. Such securities would also be considered illiquid in the case of OTC options written by a Fund, and therefore subject to its limitation on investing no more than 15% of its net assets in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

         The sale of a put option on a security by a Fund also serves to partially offset the cost of a security that the Fund anticipates purchasing. If the price of the security rises, the increased cost to the Fund of purchasing the security will be offset, in whole or in part, by the premium received. In the event, however, that the price of the security falls below the exercise price of the option and the option is exercised, the Fund will be required to purchase the security from the holder of the option at a price in excess of the current market price of the security. A Fund's loss on this transaction will be offset, in whole or in part, to the extent of the premium received by the Fund for writing the option.

         Global Government may purchase put and call options and write covered put and call options on bond indices in much the same manner as securities options, except that bond index options may serve as a hedge against overall fluctuations in the debt securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A bond index assigns a value to the securities included in the index and fluctuates with changes in such values. Settlements of bond index options are effected with cash payments and do not involve the delivery of securities. Thus, upon settlement of a bond index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the bond index. The effectiveness of hedging techniques using bond index options will depend on the extent to which price movements in the bond index selected correlate with price movements of the securities in which the Fund invests.

         Global Government may purchase and write covered straddles on securities, currencies or bond indices. A long straddle is a combination of a call and a put option purchased on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a long straddle when its adviser believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. In a covered short straddle, the same issue of security or currency is considered cover for both the put and the call that the Fund has written. The Fund would enter into a short straddle when its adviser believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such case, the Fund will set aside cash and/or liquid, high grade debt securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is in-the-money, that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security.

Foreign Currency Options and Related Risks

         A Fund may purchase and write (sell) options on foreign currencies in order to hedge against the risk of foreign exchange rate fluctuation on foreign securities that Fund holds or which it intends to purchase. For example, if a Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to that Fund's options position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, Global Government may purchase call options on foreign currency to enhance income when its adviser anticipates that the currency will appreciate in value, but the securities denominated in that currency do not present attractive investment opportunities.

         If a Fund writes an option on foreign currency, it will constitute only a partial hedge, up to the amount of the premium received, and that Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. A Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different, but related, currency.

         A Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although many options on foreign currencies are exchange traded, the majority are traded on the OTC market. A Fund will not purchase or write such options unless, in the opinion of its adviser, the market for them has developed sufficiently. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. These OTC options also involve credit risks that may not be present in the case of exchange-traded currency options.

Futures Contracts and Options on Futures Contracts

Global Government:

         The Fund will limit its use of futures contracts and options on futures contracts to hedging transactions or other circumstances permitted by regulatory authorities. For example, the Fund might use futures contracts to attempt to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. The Fund's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

         The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a foreign security of the same currency. The Fund may purchase put options on foreign currency futures contracts as a hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. The Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities. The Fund may sell a put option on a foreign currency to partially offset the cost of a security denominated in that currency that the Fund anticipates purchasing; however, the cost will only be offset to the extent of the premium received by the Fund for writing the option.

         The Fund also may use futures contracts on fixed income instruments and options thereon to hedge its investment portfolio against changes in the general level of interest rates. A futures contract on a fixed income instrument is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of fixed income security called for in the contract at a specified future time and at a specified price. The Fund may purchase a futures contract on a fixed income security when it intends to purchase fixed income securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the fixed income security that the Fund intends to purchase in the future. A rise in the price of the fixed income security prior to its purchase may be either offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the fixed income securities under the futures contract. Conversely, a fall in the market price of the underlying fixed income security may result in a corresponding decrease in the value of the futures position. The Fund may sell a futures contract on a fixed income security in order to continue to receive the income from a fixed income security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

         The Fund may purchase a call option on a futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual fixed income security that can be used as a temporary substitute for a position in the security itself. The Fund also may write covered call options on futures contracts as a partial hedge against a decline in the price of fixed income securities held in the Fund's investment portfolio, or purchase put options on futures contracts in order to hedge against a decline in the value of fixed income securities held in the Fund's investment portfolio. The Fund may write a put option on a security that the Fund anticipates purchasing to partially offset the cost of purchasing that security; however, the cost will only be offset to the extent of the premium the Fund receives for writing the option.

         The Fund may sell bond index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of its investments. To the extent that a portion of the Fund's investments correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Fund correctly anticipates a general market decline and sells bond index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the portfolio. The Fund may purchase bond index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual debt securities, which debt securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities should be partly or wholly offset by gains in the futures position.

         As in the case of a purchase of a bond index futures contract, the Fund may purchase a call option on a bond index futures contract to hedge against a market advance in securities that the Fund plans to acquire at a future date. The Fund may write put options on bond index futures as a partial anticipatory hedge and may write covered call options on bond index futures as a partial hedge against a decline in the prices of bonds held in its portfolio. This is analogous to writing covered call options on securities. The Fund also may purchase put options on bond index futures contracts. The purchase of put options on bond index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Fund.

         The Fund may also write put options on interest rate, bond index or foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, bond index or foreign currency futures contract in order synthetically to create a long interest rate, bond index or foreign currency futures contract position. The options will have the same strike prices and expiration dates. The Fund will engage in this strategy only when its adviser believes it is more advantageous to the Fund to do so as compared to purchasing the futures contract.

         The Fund may also purchase and write covered straddles on interest rate, foreign currency or bond index futures contracts. A long straddle is a combination of a call and a put purchased on the same futures contract where the exercise price of the put option is less than the exercise price of the call option. The Fund would enter into a long straddle when it believes that it is likely that interest rates or foreign currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and put written on the same futures contract where the exercise price of the put option is less than the exercise price of the call option. In a covered short straddle, the same futures contract is considered "cover" for both the put and the call that the Fund has written. The Fund would enter into a short straddle when it believes that it is unlikely that interest rates or foreign currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such case, the Fund will set aside cash and/or liquid, high grade debt securities in a segregated account with its custodian equal in value to the amount, if any, by which the put is "in-the-money", that is, the amount by which the exercise price of the put exceeds the current market value of the underlying futures contract.

Global Equity:

         Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument at a specified future time and at a specified price. Domestic futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Domestic futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency. Foreign futures exchanges and futures contracts may be regulated differently, or may be unregulated.

         Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not closed out prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits that may range upward from less than 5% of the value of the contract being traded.

         After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

         Regulations of the CFTC applicable to the Fund limit the assets that can be committed to futures transactions that do not constitute bona fide hedging transactions. The Fund will sell futures contracts only to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

         Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of the Fund income to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of underlying equity securities.

For each Fund:

         A Fund may also purchase and sell futures contracts on a foreign currency. A Fund may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, a Fund may sell a foreign currency futures contract when its adviser anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of that Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Fund caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When a Fund's adviser anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in a foreign currency, the Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position.

         A Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option or write a put option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a foreign security of the same currency. A Fund may purchase put options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. It may also write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

         When a purchase or sale of a futures contract is made by a Fund, it is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired on that date. In computing daily net asset value, a Fund will mark-to-market its open futures positions.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts and on certain foreign currencies written by it. Such margin deposits will vary depending on the nature of the underlying futures contract or currency (and the related initial margin requirements), the current market value of the option and other options and futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally futures contracts are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same currency, index or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. If an offsetting sale price is more than the original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. A Fund will also bear transaction costs for each contract, which must be considered in these calculations.

         The  Corporation  has  filed  on  behalf  of  each  Fund  a  notice  of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Under Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility must include representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of the CFTC regulations provided that a Fund may hold futures contracts and related options that do not fall within the definition of bona fide hedging transactions if, with respect to such non-hedging transactions, the initial margin deposits plus premiums paid by that Fund, less the amount by which any such options positions are "in-the-money" at the time of purchase, would exceed 5% of the fair market value of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. Foreign currency options traded on a commodities exchange are considered commodity options for this purpose. In addition, Global Equity will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under those contracts would exceed 20% of the Fund's total assets. Pursuant to an undertaking to a state securities administrator, the Fund will not invest in puts, calls, straddles, spreads, or any combination thereof if, as a result, the value of its aggregate investment in such instruments would exceed 10% of its total assets. Also pursuant to an undertaking to a state securities administrator, the Fund will buy and sell options in the OTC market only when such options are unavailable on exchanges, only when there is an active OTC market for such options which could establish their pricing and liquidity, and only with dealers having a minimum net worth of $20 million.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may engage in transactions in options, futures, options on futures or forward contracts. See "Additional Tax Information."
Risks Associated with Futures and Options

         In  considering  a  Fund's  use  of  futures   contracts  and  options,
particular note should be taken of the following:

         (1) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         (2) The ability to establish and close out positions in either futures contracts or exchange-listed options is also subject to the maintenance of a liquid secondary market. Consequently, it may not be possible for a Fund to close a position and, in the event of adverse price movements, that Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts or options have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         (3) Successful use by a Fund of futures contracts and options will depend upon its adviser's ability to predict movements in the direction of the overall securities, currency and interest rate markets, which may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in prices of the securities or currencies being hedged. For example, if the price of the futures contract moves less than the price of the securities or currencies that are subject to the hedge, the hedge will not be fully effective; however, if the price of securities or currencies being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities or currencies being hedged has moved in a favorable direction, this advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets from its investment portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market; consequently, that Fund may need to sell assets at a time when such sales are disadvantageous to it. If the price of the futures contract moves more than the price of the underlying securities or currencies, the Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.

         (4) The value of an option position will reflect, among other things, the current market price of the underlying security, futures contract or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, index, futures contract or currency and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon a Fund's adviser's ability to forecast the direction of price fluctuations in the underlying market or market sector.

         (5) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. Third, participants could make or take delivery of the underlying securities or currencies instead of closing out their contracts. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

         (6) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying security, index, futures contract or currency. Purchased options that expire unexercised have no value, and a Fund will realize a loss in the amount paid plus any transaction costs.

         (7) Like options on securities and currencies, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

     (8) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged.

         (9) A Fund's activities in the futures and options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Fund also may save on commissions by using such contracts as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

         (10) A Fund may purchase and write both exchange-traded options and options traded on the OTC market. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although each Fund intends to purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities and foreign currencies) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists. Although a Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with that Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes on a security, futures contract or currency, the Fund may not sell the underlying security, futures contract or currency or invest any cash, U.S. government securities or other liquid, high quality debt securities used as cover during the period it is obligated under such option. This requirement may impair that Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous. Options traded on U.S. or other exchanges may be subject to position and daily fluctuation limits which may limit the ability of the Fund to reduce risk using such options and may limit their liquidity.

With respect to Global Government,

         (11) Bond index options are settled exclusively in cash. If the Fund purchases a put or call option on an index, the Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the option itself. Thus, if the Fund exercises a bond index option before the closing index value for that day is available, the Fund runs the risk that the level of the underlying index may subsequently change.

Special Risks Related to Foreign Currency Futures Contracts and Options on Such Contracts and Options on Foreign Currencies

         Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described below. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

         Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of its adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not result in a loss.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures and Forward Currency Exchange Contracts and Options Thereon Traded on Foreign Exchanges

         Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) less available data than in the United States on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) less trading volume.

Cover for Strategies Involving Options, Futures and Forward Contracts
         Global Government will not use leverage in its options, futures and forward contract strategies. The Fund will not enter into an options, futures or forward currency strategy that exposes it to an obligation to another party unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures or forward contracts or (2) cash, receivables and liquid high quality debt securities with a value sufficient to cover its potential obligations.

         Each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by mutual funds, and, if the guidelines so require, will set aside cash and/or liquid, high-grade debt securities in a segregated account with its custodian in the amount prescribed, as marked-to-market daily. Securities, currencies or other options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or that Fund's ability to meet redemption requests or other current obligations.

Forward Currency Exchange Contracts

     A Fund may use forward currency exchange contracts to hedge against uncertainty in the level of future exchange rates or, with respect to Global Government, to enhance income. Forward contracts are generally considered to be derivatives.

         A Fund may enter into forward currency exchange contracts with respect to specific transactions. For example, when a Fund anticipates purchasing or selling a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, that Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. That Fund will thereby attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         A Fund also may use forward currency exchange contracts to lock in the U.S. dollar value of its portfolio positions, to increase its exposure to foreign currencies that its adviser believes may rise in value relative to the U.S. dollar or to shift its exposure to foreign currency fluctuations from one country to another. For example, when a Fund's adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency. These investment practices generally are referred to as "cross-currency hedging" when two foreign currencies are involved. In cross-currency hedging, a Fund may suffer losses on both currencies if their values do not move as its adviser anticipates.

         At or before the maturity date of a forward contract requiring a Fund to sell a currency, that Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs. A Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with the Fund's custodian, marked-to-market daily, in an amount not less than the value of the Fund's total assets committed to the consummation of the contract. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, each Fund's adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of that Fund will be served. Some foreign currency forward contracts into which a Fund enters may be illiquid.

         The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should that Fund desire to resell that currency to the dealer.

The following information applies only to Global Government:

Foreign Currency Exchange-Related Securities and Foreign Currency Warrants

         Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that is inherent in the international fixed income/debt marketplace. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction.

         Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

         The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.

Swaps, Caps, Collars and Floors

         The Fund may enter into interest rate, currency and index swaps, and may purchase and sell caps, collars and floors for hedging purposes or in an effort to increase overall return. Interest rate swap transactions involve an agreement between two parties under which one makes to the other periodic payments based on a fixed rate of interest and receives in return periodic payments based on a variable rate of interest; the rates are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. A currency swap is an agreement to exchange cash flows based on changes in the value of an exchange rate; participants in currency swaps may also exchange the principal amount. Index swaps link one of the payments to the total return of a market portfolio. Cap and floor transactions involve an agreement between two parties in which one agrees to pay the other when a designated market interest rate, currency rate or index value goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. In an interest rate collar, one party agrees to pay the other when a designated market interest rate either goes above a specified cap level or below a specified floor level, either on predetermined dates or during a specified time period.

         As with options and future transactions, successful use of swap agreements depends on the Adviser's ability to predict movements in the direction of the overall currency and interest rate markets. There might be imperfect correlation between the value of a swap, cap, collar or floor agreement and movements in the underlying interest rate or currency markets. While swap agreements can offset the potential for loss on a position, they can also limit the opportunity for gain by offsetting favorable price movements.

         Swaps, caps, collars and floors can be highly volatile instruments. The value of these agreements is dependent on the ability of the counterparty to perform and is therefore linked to the counterparty's creditworthiness. The Fund may also suffer a loss if it is unable to terminate an outstanding swap agreement.

         The Fund will enter into swaps, caps, collars and floors only with parties deemed by its adviser to present a minimal risk of default during the period of agreement. When the Fund enters into a swap, cap, collar or floor, it will maintain a segregated account containing cash and high-quality liquid debt securities equal to the payment, if any, due to the other party; where contracts are on a net basis, only the net payment will be segregated. The Fund regards caps, collars and floors as illiquid, and therefore subject to the Fund's 15% limit on illiquid securities. There can be no assurance that the Fund will be able to terminate a swap at the appropriate time. The Fund will sell caps, collars and floors only to close out its positions in such instruments.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps. The market for all of these instruments is largely unregulated. Swaps, caps, collars and floors are generally considered "derivatives."

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Each Fund offers two classes of shares, known as Primary Shares and Navigator Shares. Primary Shares are available from Legg Mason and certain of its affiliates. Navigator Shares are currently offered for sale only to Institutional Clients, to clients of Trust Company for which Trust Company exercises discretionary investment management responsibility, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals. Primary Shares are available to all other investors.

Future First Systematic Investment Plan

         If you invest in Primary Shares, the Prospectus for those shares explains that you may buy additional Primary Shares through the Future First Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in Primary Shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the Funds' transfer agent, to prepare a check each month drawn on your checking account. Each month the transfer agent will send a check to your bank for collection, and the proceeds of the check will be used to buy Primary Shares at the per share net asset value determined on the day the check is sent to your bank. You will receive a quarterly account statement. You may terminate the Future First Systematic Investment Plan at any time without charge or penalty. Forms to enroll in the Future First Systematic Investment Plan are available from any Legg Mason or affiliated office.


Purchases by Check

         In making purchases of Fund shares by check, you should be aware that checks drawn on a member bank of the Federal Reserve System will normally be converted to federal funds and used to purchase shares of the Fund within two business days of receipt by Legg Mason. Legg Mason is closed on the days that the New York Stock Exchange ("Exchange") is closed, which are listed under "Valuation of Fund Shares" on page 36. Checks drawn on banks that are not members of the Federal Reserve System may take up to nine business days to be converted.

Systematic Withdrawal Plan

         If you own Primary Shares with a net asset value of $5,000 or more, you may also elect to make systematic withdrawals from your Fund account of a minimum of $50 on a monthly basis. The amounts paid to you each month are obtained by redeeming sufficient Primary Shares from your account to provide the withdrawal amount that you have specified. The Systematic Withdrawal Plan is not currently available for shares held in an Individual Retirement Account ("IRA"), Self-Employed Individual Retirement Plan ("Keogh Plan"), Simplified Employee Pension Plan ("SEP") or other qualified retirement plan. You may change the monthly amount to be paid to you without charge not more than once a year by notifying Legg Mason or the affiliate with which you have an account. Redemptions will be made at the Primary Shares' net asset value determined as of the close of regular trading of the Exchange on the first day of each month. If the Exchange is not open for business on that day, the shares will be redeemed at the net asset value determined as of the close of regular trading of the Exchange on the preceding business day. The check for the withdrawal payment will usually be mailed to you on the next business day following redemption. If you elect to participate in the Systematic Withdrawal Plan, dividends and distributions on all Primary Shares in your account must be automatically reinvested in Primary Shares. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. Each Fund, its transfer agent, and Legg Mason also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the Fund in which you have an account if you maintain a Systematic Withdrawal Plan because you may incur tax liabilities in connection with such purchases and withdrawals. Each Fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Future First Systematic Investment Plan.

Redemption Services

         Each Fund reserves the right to modify or terminate the wire or telephone redemption services described in the Prospectuses at any time.

         The date of payment may not be postponed for more than seven days, and the right of redemption may not be suspended except (a) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (b) when trading in markets a Fund normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit for protection of a Fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Each Fund reserves the right under certain conditions, to honor any request or combination of requests for redemption from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing that Fund's net asset value per share. If payment is made in securities, a shareholder generally will incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. Each Fund does not redeem in kind under normal circumstances, but would do so where its adviser determines that it would be in the best interests of the shareholders as a whole.

         Foreign securities exchanges may be open for trading on days when the Funds are not open for business. The net asset value of Fund shares may be significantly affected on days when investors do not have access to their respective Fund to purchase and redeem shares.


                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting the Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state or local taxes that may be applicable to them.

General

         In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if any) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) a Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) a Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of that Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities or the securities of other
RICs) of any one issuer.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends and other distributions declared by a Fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by that Fund and received by the shareholders on December 31 if the distributions are paid by that Fund during the following January. Accordingly, those dividends and other distributions will be taxed to shareholders for the year in which that December 31 falls.

Foreign Securities

     Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if that Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

         Proposed regulations have been published pursuant to which open-end RICs, such as the Funds, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-tomarket," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

         Gains or losses from the disposition of foreign currencies, and gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

Options, Futures, Forward Contracts and Foreign Currencies

         The use of hedging instruments, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a Fund with respect to its business of investing in securities and foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

         If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether that Fund satisfies the Short-Short Limitation. Thus, only the net gain, if any, from the designated hedge will be included in gross income for purposes of that limitation. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Fund does not so qualify, it may be forced to defer the closing out of certain options, futures and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for that Fund to qualify as a RIC.

         Certain options and futures in which a Fund may invest will be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which that Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

         Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which a Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

Miscellaneous

         If a Fund invests in shares of common stock or preferred stock or otherwise holds dividend-paying securities as a result of exercising a conversion privilege, a portion of the dividends from its investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

Original Issue Discount and "Pay-in-Kind" Securities (for Global Government only)

         The Fund may purchase zero coupon or other debt securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash, assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those dispositions, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities (and certain options, futures, forward contracts and foreign currencies) held for less than three months that it might wish to sell in the ordinary course of its portfolio management.


                             PERFORMANCE INFORMATION

         Total Return Calculations  Average annual total return quotes used in a
Fund's    advertising   and   other    promotional    materials    ("Performance
Advertisements") are calculated according to the following formula:

                  P(1+T)n           =   ERV
where:            P                 =   a hypothetical initial payment of $1,000
                  T                 =   average annual total return
                  n                 =   number of years
                  ERV               =   ending redeemable value of
                                        a hypothetical $1,000 payment made
                                        at the beginning of that period.

         Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by a Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period.

For Global Government:

         Yield Yields used in the Fund's Performance Advertisements are calculated by dividing the Fund's net investment income for a 30-day period ("Period"), by the average number of shares entitled to receive dividends during the Period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share at the end of the Period. Yield quotations are calculated according to the following formula:

                  YIELD    =  2 [(a-b + 1)6] - 1
                                  ---
                                  cd

                  where: a = dividends and interest earned during the Period b = expenses accrued for the Period (net of reimbursements)
                          c  =  the average daily number of shares outstanding
                                during the period that were entitled to receive dividends
                          d  =  the maximum offering price per share on the last
                                day of the Period.

         Except as noted below, in determining net investment income earned during the Period (variable "a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next on which the obligation reasonably can be expected to be called or, if none, the maturity date. The Fund's yield for the thirty-day period ended December 31, 1994 was 8.01%. The Fund's annualized thirty-day yield at June 30, 1995 was 6.78%. The yields would have been lower if the Fund's adviser had not waived certain fees and expenses.

         With respect to the treatment of discount and premium on mortgage-backed and other asset-backed obligations that are expected to be subject to monthly payments of principal and interest ("paydowns"): (1) the Fund accounts for gain or loss attributable to actual paydowns as an increase or decrease in interest income during the period and (2) the Fund accrues the discount and amortizes the premium on the remaining obligation, based on the cost of the obligation, to the weighted average maturity date or, if weighted average maturity information is not available, to the remaining term of the obligation.

         The following table shows the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 made in Global Government at the Fund's commencement of operations on April 15, 1993. The table assumes that all dividends and other distributions are reinvested in the Fund. It includes the effect of all charges and fees applicable to shares the Fund has paid. (There are no fees for investing or reinvesting in the Fund, and there are no redemption fees.) It does not include the effect of any income taxes that an investor would have to pay on distributions.


                  Value of Original Shares
                   Plus Shares Obtained                Value of Shares Acquired
   Fiscal         Through Reinvestment of               Through Reinvestment of            Total
    Year        Capital Gain Distributions                 Income Dividends                Value
------------ --------------------------------         ---------------------------  ----------------------

1993*                  $10,311                                 $365                        $10,676
1994                     9,578                                  948                          10,526

*April 15, 1993 (commencement of operations) to December 31 1993.

         If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1994 would have been $10,984, and the investor would have received a total of $984 in distributions. Returns would have been lower if Global Government's adviser had not waived/reimbursed certain Fund expenses during the fiscal years 1993 and 1994.

         The table above is based only on Primary Shares. As of the date of this Statement of Additional Information, Navigator Shares have no performance history of their own.

For each Fund:

         In performance advertisements each Fund may compare its total return with data published by Lipper Analytical Services, Inc. ("Lipper") for U.S. government funds and corporate bond (BBB) funds, CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), or Morningstar Mutual Funds ("Morningstar"), or with the performance of U.S. Treasury securities of various maturities, recognized stock, bond and other indexes, including (but not limited to) the Salomon Brothers Bond Index, Shearson Lehman Bond Index, Shearson Lehman Government/Corporate Bond Index, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Value Line, the
Dow Jones Industrial Average, and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

         A Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels with funds having similar investment objectives, published by Lipper, CDA, Wiesenberger or Morningstar. Performance Advertisements also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY

Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRONS, FORTUNE and THE NEW YORK TIMES.

         Global Government invests primarily in fixed-income securities and Global Equity invests primarily in global equity securities, as described in the Prospectuses. Each Fund does not generally invest in the equity securities that make up the S&P 500 or the Dow Jones indices. Comparison with such indices is intended to show how an investment in either Fund behaved as compared to indices that are often taken as a measure of performance of the equity market as a whole. The indices, like each Fund's total return, assume reinvestment of all dividends and other distributions. They do not take into account the costs or the tax consequences of investing.

         Each Fund may include discussions or illustrations of the effects of compounding in performance advertisements. "Compounding" refers to the fact that, if dividends or other distributions on an investment in a Fund are reinvested in additional Fund shares, any future income or capital appreciation of that Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

         Each Fund may also compare its performance with the performance of bank certificates of deposit (CDS) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index and the Bank Rate Monitor National Index. In comparing a Fund's performance to CD performance, investors should keep in mind that bank CDS are insured in whole or in part by an agency of the U.S. Government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary. Fund shares are not insured or guaranteed by the U.S. Government and returns and net asset value will fluctuate. The securities held by a Fund generally have longer maturities than most CDS and may reflect interest rate fluctuations for longer-term securities. An investment in each Fund involves greater risks than an investment in certificates of deposit.

         Fund advertisements may reference the history of the distributor and its affiliates, and the education and experience of the portfolio manager. Advertisements may also describe techniques each Fund's adviser employs in selecting among the sectors of the fixed-income market and adjusting average portfolio maturity. In particular, the advertisements may focus on the techniques of 'value investing'. With value investing, a Fund's adviser invests in those securities it believes to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting the issuer of the security. Global Equity's adviser believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.

         In advertising, a Fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Chase Global Data and Research may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. A Fund may use other recognized sources as they become available.

         A Fund may use data prepared by Ibbotson Associates of Chicago, Illinois ("Ibbotson") to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Ibbotson relies on different indices to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

         A Fund may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500 and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

         A Fund may also include in advertising biographical information on key investment and managerial personnel.

         A Fund may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount, thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through periods of low prices.

         A Fund may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors address their specific investment goals and have provided a full spectrum of financial services. Legg Mason affiliates serve as investment advisors for private accounts and mutual funds with assets of more than $26 billion as of June 30, 1995.

         In advertising, a Fund may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.

         A Fund may include in advertising and sales literature descriptive material relating to both domestic and international economic conditions including but not limited to discussions regarding the effects of inflation as well as discussions which compare the growth of various world equity markets. A Fund may depict the historical performance of the securities in which that Fund may invest over periods reflecting a variety of market or economic conditions whether alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size, the number and make-up of its shareholder base and other descriptive factors concerning that Fund.

         A Fund may discuss its investment adviser's philosophy regarding international investing. Recognizing the differing evolutionary stages of the distinct emerging market segments, each Fund's adviser, intent on participating in all of these marketplaces, does not apply a uniform investment process and approach to its different marketplaces. As a result, an adviser's investment processes for the U.S., non-U.S. developed countries and emerging markets are distinct. Well-defined disciplines appropriate to the respective markets are applied within the company's framework of strong, experienced management, sound fundamental research and analysis, and superior data and modeling resources.

         Batterymarch, adviser to Global Equity, is recognized as a "pioneer" in international investing and is well-known in the investment community. Batterymarch has been applying a consistent investment discipline in the international markets for over 10 years. During this time, Batterymarch has studied the world's equity markets and developed time-tested disciplines appropriate to each country's respective market.

                            VALUATION OF FUND SHARES

         As described in the Prospectuses, securities for which market quotations are readily available are valued at current market value. Securities are valued at the last sale price for a comparable position on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one market, the securities are generally valued on the market considered by each Fund's adviser as the primary market. Each Fund is open for business and its net asset value is calculated each day the Exchange is open for business. The Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

         All investments valued in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined prior to the close of trading on the Exchange. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the Exchange. Such investments will be valued at their fair value, as determined in good faith by or under the direction of the Board of Directors. Foreign currency exchange transactions of a Fund occurring on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.

                          TAX-DEFERRED RETIREMENT PLANS

         Investors may invest in shares of a Fund through IRAs, Keogh Plans, SEPs and other qualified retirement plans. In general, income earned through the investment in assets of qualified retirement plans is not taxed to the beneficiaries of such plans until the income is distributed to them. Investors who are considering establishing such a plan should consult their attorneys or tax advisers with respect to individual tax questions. The option of investing in these plans through regular payroll deductions may be arranged with a Legg Mason or affiliated investment executive and your employer. Additional information with respect to these plans is available upon request from any Legg Mason or affiliated investment executive.

Individual Retirement Account - IRA

         Certain Primary Share investors may obtain tax advantages by establishing IRAs. Specifically, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant and your adjusted gross income does not exceed a certain level, then you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $2,250 to the two IRAs, provided that the contribution to either does not exceed $2,000. If you and your spouse are both employed and neither of you is an active participant in a qualified employer or government retirement plan and you establish separate IRAs, you each may contribute all of your earned income, up to $2,000 each, and thus may together receive tax deductions of up to $4,000 for contributions to your IRAs. If your employer's plan qualifies as a SEP, permits voluntary contributions, and meets certain other requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.

         Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Primary Shares through IRA contributions, up to certain limits, because all dividends and capital gain distributions on your Primary Shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than the end of the taxable year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan, or certain other situations.


Self-Employed Individual Retirement Plan - Keogh Plan

         Legg Mason makes available to self-employed individuals a Plan and Trustee Agreement for a Keogh Plan through which Primary Shares may be purchased. Primary Share investors have the right to use a bank of your own choice to provide these services at your own cost. There are penalties for distributions from a Keogh Plan prior to age 59 1/2, except in the case of death or disability.

Simplified Employee Pension Plan - SEP

         Legg Mason also makes available to corporate and other employers a Simplified Employee Pension Plan for investment in Primary Shares.

         Withholding at the rate of 20% is required for federal income tax purposes on distributions eligible for rollover from the foregoing retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Primary Share investors should consult your plan administrator or tax advisor for further information.


                    THE CORPORATION'S DIRECTORS AND OFFICERS

         The Corporation's officers are responsible for the operation of the Corporation under the direction of the Board of Directors. The officers and directors and their principal occupations during the past five years are set forth below. An asterisk (*) indicates those officers and/or directors who are "interested persons" of the Corporation as defined by the 1940 Act. The business address of each officer and director is 111 South Calvert Street, Baltimore, Maryland, unless otherwise indicated.

         JOHN F. CURLEY, JR.,* [56] Chairman of the Board and Director of each Fund; Vice Chairman and Director of Legg Mason Wood Walker, Inc. and Legg Mason, Inc.; Director of Legg Mason Fund Adviser, Inc. and Western Asset Management Company; Officer and/or Director of various other affiliates of Legg Mason, Inc.; President and Director of three Legg Mason funds; Chairman of the Board and Trustee of one Legg Mason fund; Chairman of the Board, President and Trustee of one Legg Mason fund; Chairman of the Board and Director of three Legg Mason funds.

     EDWARD A. TABER, III,* [52] President and Director of each Fund; Executive Vice President of Legg Mason, Inc. and Legg Mason Wood Walker, Inc.; Vice Chairman and Director of Legg Mason Fund Adviser, Inc.; Director of three Legg Mason funds; Trustee of one Legg Mason fund; President and Director of two Legg Mason funds; and Vice President of Worldwide Value Fund, Inc. Formerly:
Executive Vice President of T. Rowe  Price-Fleming  International,  Inc.  (1986-
1992) and Director of the Taxable Fixed Income Division at T. Rowe Price Associates, Inc. (1973- 1992).

         RICHARD G. GILMORE, [68] Director of each Fund; 948 Kennett Way, West Chester, Pennsylvania. Independent Consultant. Director of CSS Industries, Inc. (diversified holding company engaged in manufacture and sale of decorative paper products, business forms, and specialty metal packaging); Director of PECO Energy Company (formerly Philadelphia Electric Company); Director of six Legg Mason funds; Trustee of one Legg Mason fund. Formerly: Senior Vice President and Chief Financial Officer of Philadelphia Electric Company (now PECO Energy Company); Executive Vice President and Treasurer, Girard Bank, and Vice President of its parent holding company, the Girard Company (bank holding company) and Director of Finance, City of Philadelphia.

         CHARLES F. HAUGH, [70] Director of each Fund; 14201 Laurel Park Drive, Laurel, Maryland. Real Estate Developer and Investor; President and Director of Resource Enterprises, Inc. (real estate brokerage); Chairman of Resource Realty LLC (management of retail and office space); Partner in Greater Laurel Health Park Ltd. Partnership (real estate investment and development); Director of six Legg Mason funds; Trustee of two Legg Mason funds.

     ARNOLD L. LEHMAN, [52] Director of each Fund; The Baltimore Museum of Art, Art Museum Drive, Baltimore, Maryland. Director of the Baltimore Museum of Art; Director of six Legg Mason funds; Trustee of two Legg Mason funds.

     JILL E. McGOVERN, [51] Director of each Fund; 1500 Wilson Boulevard, Arlington, Virginia. Chief Executive Officer of the Marrow Foundation; Director of six Legg Mason funds; Trustee of two Legg Mason funds. Formerly: Executive Director of the Baltimore International Festival (January 1991 - March 1993); Senior Assistant to the President of The Johns Hopkins University (1986-1991).

     T. A. RODGERS, [61] Director of each Fund; 2901 Boston Street, Baltimore, Maryland. Principal, T. A. Rodgers & Associates (management consulting); Director and Vice President of Corporate Development of Polk Audio, Inc.(manufacturer of audio components); Director of six Legg Mason funds;
Trustee of one Legg Mason fund. Formerly: Director of Polk Audio, Inc. (manufacturer of audio components) through July 1994.

         The executive officers of the Corporation, other than those who also serve as directors, are:

         MARIE K. KARPINSKI*, [46] Vice-President and Treasurer of each Fund; Treasurer of Legg Mason Fund Adviser, Inc.; Vice President and Treasurer of eight Legg Mason funds; Secretary/Treasurer of Worldwide Value Fund, Inc.; Vice President of Legg Mason.

         KATHI D. GLENN*, [30] Secretary and Assistant Treasurer of each Fund; Secretary and Assistant Treasurer of two Legg Mason funds; employee of Legg Mason.

     BLANCHE P. ROCHE*, [46] Assistant Secretary and Assistant Vice President of each Fund; Assistant Secretary and Assistant Vice President of seven Legg Mason funds; employee of Legg Mason since 1991. Formerly: Manager of Consumer Financial Services, Primerica Corporation (1989-1991).

         Officers and directors of the Corporation who are "interested persons" thereof, as defined in the 1940 Act, receive no salary or fees from the Corporation. Independent directors of the Corporation receive a fee of $400 annually for serving as a director and a fee of $400 for each meeting of the Board of Directors attended by him or her.

     The Nominating Committee of the Board of Directors is responsible for the selection and nomination of disinterested directors. The Committee is composed of Messrs. Gilmore, Haugh, Lehman and Rodgers and Dr. McGovern.

         At July 31, 1995, the directors and officers of the Corporation beneficially owned, in the aggregate, less than 1% of each Fund's outstanding shares.

         The following table provides certain information relating to the compensation of the Corporation's directors for the fiscal year ended December 31, 1994.

COMPENSATION TABLE


                                                                                                            Total Compensation From
                                     Aggregate              Pension or Retirement        Estimated Annual   Corporation and Fund
                                     Compensation From      Benefits Accrued as Part of  Benefits Upon      Complex Paid to
Name of Person and Position          Corporation (A,B)      Corporation's Expenses       Retirement         Directors (B,C)

John F. Curley, Jr. -
Chairman of the Board and
Director                             None                  N/A                           N/A                 None
Edward A. Taber, III -
President and Director               None                  N/A                           N/A                 None
Marie K. Karpinski -
Vice President and Treasurer         None                  N/A                           N/A                 None
Richard G. Gilmore -
Director                             $2,000                N/A                           N/A                 $21,600
Charles F. Haugh -
Director                             $2,000                N/A                           N/A                 $23,600
Arnold L. Lehman -
Director                             $2,000                N/A                           N/A                 $23,600

Director                             $2,000                N/A                           N/A                 $23,600
T. A. Rodgers -
Director                             $2,000                N/A                           N/A                 $21,600
==================================== ====================  ============================  =================== ===================


A Represents fees paid to each director during the fiscal year ended December 31, 1994.
B This information applies only to Global Government since Global Equity did not commence operations until February 17, 1995.

C Represents aggregate compensation paid to each director during the calendar year ended December 31, 1994.

                      THE FUNDS' INVESTMENT ADVISER/MANAGER

LMFA

         Legg Mason Fund Adviser, Inc. ("LMFA"), a Maryland corporation, is located at 111 South Calvert Street, Baltimore, Maryland 21202. LMFA is a wholly owned subsidiary of Legg Mason, Inc., which also is the parent of Legg Mason. LMFA serves as Global Government's investment adviser and manager under an Investment Advisory and Management Agreement ("Advisory Agreement") dated April 5, 1993. Continuation of the Agreement was most recently approved by the Board of Directors on October 21, 1994. A revised Advisory Agreement between Global Government and LMFA was approved by the vote of a majority of the Fund's outstanding shares on April 21, 1995. Pursuant to the revised Advisory Agreement, and subject to overall direction by the Board of Directors, LMFA manages the investment and other affairs of Global Government. LMFA is responsible for managing the Fund consistent with the Fund's investment objectives and policies described in the Prospectus and this Statement of Additional Information. LMFA also is obligated to (a) furnish the Fund with office space and executive and other personnel necessary for the operations of the Fund; (b) supervise all aspects of the Fund's operations; (c) bear the expense of certain informational and purchase and redemption services to the Fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses, proxy material, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the Corporation's officers and directors. LMFA and its affiliates pay all the compensation of directors and officers of the Corporation who are employees of LMFA.

         The Fund pays all its other expenses which are not expressly assumed by LMFA. These expenses include, among others, interest expense, taxes, brokerage fees, commissions, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, distribution fees to the Fund's distributor, compensation of the independent directors, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Fund for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations.

         As explained in the Prospectus, LMFA receives for its services an advisory fee, calculated daily and payable monthly, at an annual rate equal to 0.75% of the Fund's average daily net assets. LMFA voluntarily agreed to waive its fees and reimburse the Fund if and to the extent its expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceeded during any month an annual rate of the Fund's average daily net assets in accordance with the following schedule: 0.20% annually until September 30, 1993; 0.35% annually until December 31, 1993; 0.50% annually until January 31, 1994; 0.70% annually until February 28, 1994; 0.90% annually until March 31, 1994; 1.10% annually until April 30, 1994; 1.30% annually until May 31, 1994; 1.50% annually until June 30, 1994, 1.70% annually until July 31, 1994; and 1.90% annually until December 31, 1995. For the year ended December 31, 1994 and the period April 15, 1993 (commencement of operations) to December 31, 1993, LMFA waived advisory fees of $765,018 and $647,723, respectively. For the year ended December 31, 1994 and the period April 15, 1993 (commencement of operations) to December 31, 1993, the Fund paid advisory fees of $428,854 and $0, respectively.

         Under the Advisory Agreement, LMFA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Advisory Agreement terminates automatically upon assignment. It also is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, on not less than 60 days' notice to the other party to the Agreement and may be terminated immediately upon the mutual written consent of both parties to the Agreement.

         Under the Advisory Agreement, the Fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated or until the right is withdrawn in writing by the Adviser.

         LMFA also serves as the manager for Global Equity under a Management Agreement ("Management Agreement"), which was approved by the Corporation's
Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Corporation, LMFA or Batterymarch, on October 21, 1994. The Management Agreement provides that, subject to overall direction by the Board of Directors, LMFA will manage the investment and other affairs of Global Equity. LMFA is responsible for managing Global Equity's securities and for making purchases and sales of securities consistent with the investment objectives and policies described in the Prospectus and this Statement of Additional Information. LMFA is obligated to furnish the Fund with office space and certain administrative services as well as executive and other personnel necessary for the operation of the Fund. LMFA and its affiliates also are responsible for the compensation of directors and officers of the Corporation who are employees of LMFA and/or its affiliates. LMFA has delegated the portfolio management functions for the Fund to its adviser, Batterymarch Financial Management, Inc.

         As explained in the Fund's Prospectus, LMFA receives for its services a management fee, calculated daily and payable monthly, at an annual rate equal to 0.75% of Global Equity's average daily net assets. LMFA and Batterymarch have voluntarily agreed to waive their fees if and to the extent necessary to limit the Fund's total operating expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to 2.25% of its average daily net assets. This agreement will expire on December 31, 1995, unless extended by LMFA and Batterymarch.

         Under the Management Agreement, LMFA will not be liable for any error of judgment or mistake of law or for any loss suffered by Global Equity in connection with the performance of the Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

         The Management Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the outstanding voting securities or by LMFA, on not less than 60 days' written notice to the other party, and may be terminated immediately upon the mutual written consent of LMFA and the Fund.

         The Fund pays all its other expenses which are not expressly assumed by LMFA. These expenses include, among others, interest expense, taxes, brokerage fees, commissions, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, distribution fees to the Fund's distributor, compensation of the independent directors, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Fund for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations.

         Under the Management Agreement, the Fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated or until the right is withdrawn in writing by LMFA.

Batterymarch

         Batterymarch Financial Management, Inc. is a wholly owned subsidiary of Legg Mason, Inc., which also is the parent of Legg Mason. Batterymarch serves as Global Equity's investment adviser under an Investment Advisory Agreement ("Advisory Agreement"). Under the Advisory Agreement, Batterymarch is responsible, subject to the general supervision of LMFA and the Corporation's Board of Directors, for the actual management of Global Equity's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Batterymarch's services, LMFA (not the Fund) pays Batterymarch a fee, computed daily and payable monthly, at an annual rate equal to 0.50% of the average daily net assets of the Fund.

         Under the Advisory Agreement, Batterymarch will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Advisory Agreement terminates automatically upon assignment. It also is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by Batterymarch, on not less than 60 days' notice to the other party to the Agreement and may be terminated immediately upon the mutual written consent of both parties to the Agreement.

                             SUB-ADVISORY AGREEMENT

         Western  Asset  Management   Company,   117  East  Colorado  Boulevard,
Pasadena, CA 91105, an affiliate of Legg Mason, serves as an investment sub-adviser ("Western") to Global Government under a Sub-Advisory Agreement, dated May 1, 1995, between Western and LMFA ("Sub-Advisory Agreement"). The Sub-Advisory Agreement was approved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Corporation, Western or LMFA, on February 14, 1995, and was approved by the shareholders of Global Government on April 21, 1995.

         Western is responsible for providing LMFA with research and analysis on domestic and foreign fixed-income securities, and consulting with LMFA on portfolio strategy. Western may execute portfolio transactions when requested to do so by LMFA. For Western's services to Global Government, LMFA (not the Fund) pays Western a fee, computed daily and payable monthly, at an annual rate equal to 531/3% of the fee received by LMFA or 0.40% of the Fund's average daily net assets.

         Under the Sub-Advisory Agreement, Western will not be liable for any error of judgment or mistake of law or for any loss suffered by LMFA or by the Fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the Fund's outstanding voting securities, by LMFA or by Western, on not less than 60 days' notice to the Fund and/or the other party(ies). The Sub-Advisory Agreement terminates immediately upon any termination of the Advisory Agreement or upon the mutual written consent of LMFA, Western and the Fund.

         To mitigate the possibility that a Fund will be affected by personal trading of employees, the Corporation, LMFA, Batterymarch and Western have adopted policies that restrict securities trading in the personal accounts of portfolio managers and others who normally come into advance possession of information on portfolio transactions. These policies comply, in all material respects, with the recommendations of the Investment Company Institute.

                             THE FUNDS' DISTRIBUTOR

         Legg Mason acts as distributor of the Funds' shares pursuant to separate Underwriting Agreements with the Corporation. Each Underwriting Agreement obligates Legg Mason to promote the sale of Fund shares and to pay certain expenses in connection with its distribution efforts, including the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at each Fund's expense) and for supplementary sales literature and advertising costs.

         Each Fund has adopted a Distribution and Shareholder Services Plan ("Plan") which, among other things, permits a Fund to pay Legg Mason fees for its services related to sales and distribution of Fund shares and the provision of ongoing services to shareholders. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses.

         The Plan was adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Directors on February 5, 1993 (for Global Government) and October 21, 1994 (for Global Equity), including a majority of the directors who are not "interested persons" of each Fund as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement ("12b-1 Directors"). Amendment of the Plan to conform to new rules of the National Association of Securities Dealers, Inc., was approved by the Board on May 14, 1993. Continuation of the Plan was most recently approved by the Board of Directors on October 21, 1994, including a majority of the 12b-1 Directors. In approving the continuance of the

Plan, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that the Plan would benefit each Fund and its shareholders.

         As compensation for its services and expenses, Legg Mason receives from each Fund an annual distribution fee equivalent to 0.50% (for Global Government) and 0.75% (for Global Equity) of its average daily net assets attributable to Primary Shares and a service fee each equivalent to 0.25% of its average daily net assets attributable to Primary Shares in accordance with the Plan. The distribution and service fees are calculated daily and payable monthly. Legg Mason voluntarily agreed to waive its fees and reimburse each Fund if and to the extent its expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceeded during any month an annual rate of each Fund's average daily net assets in accordance with the following schedule:

Global Government: 0.20% until September 30, 1993; 0.35% until December 31, 1993; 0.50% until January 31, 1994; 0.70% until February 28, 1994; 0.90% until
March 31,  1994;  1.10% until April 30, 1994;  1.30% until May 31,  1994;  1.50%
until June 30,  1994,  1.70% until July 31, 1994;  and 1.90% until  December 31,
1995.

Global Equity: 2.25% until December 31, 1995.

         For the year ended December 31, 1994 and the period April 15, 1993 (commencement of operations) to December 31, 1993, Legg Mason waived distribution and service fees of $0 and $647,723, respectively, for Global Government. For the year ended December 31, 1994 and the period April 15, 1993 (commencement of operations) to December 31, 1993, Global Government paid distribution and service fees of $1,193,872 and $0, respectively.

         The Plan continues in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated with respect to each Fund by a vote of a majority of 12b-1 Directors or by vote of a majority of the outstanding voting securities of that Fund. Any change in the Plan that would materially increase the distribution costs to a Fund requires shareholder approval; otherwise, the Plan may be amended by the directors, including a majority of the 12b-1 Directors.

         Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by a Fund, pursuant to the Plan or any related agreement shall provide to that Fund's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which the expenditures were made. Rule 12b-1 also provides that a Fund may rely on that Rule only if, while the Plan is in effect, the nomination and selection of that Fund's independent directors is committed to the discretion of such independent directors.

         For the year ended December 31, 1994, Legg Mason incurred the following expenses with respect to Global Government:

Compensation to sales personnel                       $      854,000
Advertising                                                   62,000
Printing and mailing of prospectuses to
    prospective shareholders                                  48,000
Other                                                        342,000

Total expenses                                        $    1,306,000
                                                      ==============

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. For the year ended December 31, 1994, Global Government's portfolio turnover rate was 127.0%. For the period April 15, 1993 (commencement of operations) to December 31, 1993, Global Government's annualized portfolio turnover rate was 127.8%.

         Under each Advisory Agreement, each Fund's adviser is responsible for the execution of portfolio transactions. Corporate and government debt securities are generally traded on the OTC market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the price at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit. Some portfolio transactions may be executed through brokers acting as agent. In selecting brokers or dealers, each adviser must seek the most favorable price (including the applicable dealer spread) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions to brokers who provide research and analysis. A Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of a Fund, each adviser also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker.

         Consistent with the policy of most favorable price and execution, each adviser may give consideration to research and statistical services furnished by brokers or dealers to that adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these broker-dealers a higher brokerage commission than may be charged by other broker-dealers. Such research and analysis may be useful to each adviser in connection with services to clients other than the Funds. Each adviser's fee is not reduced by reason of its receiving such brokerage and research services. For the year ended December 31, 1994 and the period April 15, 1993 (commencement of operations) to December 31, 1993, Global Government paid no brokerage commissions.

         Although Global Government does not expect to purchase securities on a commission basis, each Fund may use Legg Mason to effect agency transactions in listed securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to Legg Mason will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the OTC market, a Fund generally will deal with responsible primary market makers unless a more favorable execution can otherwise be obtained.

         No Fund may buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal. However, the Corporation's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in certain underwritings in which Legg Mason or any of its affiliated persons is a participant.

         Section 11(a) of the Securities Exchange Act of 1934 prohibits Legg Mason from retaining compensation for executing transactions on an exchange for its affiliates, such as the Funds, unless the affiliate expressly consents by written contract. Each Advisory Agreement expressly provides such consent in accordance with Rule 11a2-2(T).

         Investment decisions for each Fund are made independently from those of other funds and accounts advised by LMFA, Batterymarch or Western. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

                         THE CORPORATION'S CUSTODIAN AND
                     TRANSFER AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company, P.O. Box 1713, Boston Massachusetts, serves as custodian of each Fund's assets. Boston Financial Data Services, P.O. Box 953, Boston, Massachusetts 02103 serves as transfer and dividend-disbursing agent and administrator of various shareholder services. Legg Mason also assists BFDS with certain of its duties as transfer agent, for which BFDS pays Legg Mason a fee. Each Fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.


                         THE CORPORATION'S LEGAL COUNSEL

         Kirkpatrick & Lockhart LLP, 1800 M Street, N.W., Washington, D.C. 20036, serves as counsel to the Corporation.

                    THE CORPORATION'S INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., 217 East Redwood Street, Baltimore, Maryland 21202, have been selected by the directors to serve as the Corporation's independent accountants.

                              FINANCIAL STATEMENTS

         The Portfolio of Investments as of December 31, 1994; the Statement of Assets and Liabilities as of December 31, 1994; the Statement of Operations for the period ended December 31, 1994; the Statement of Changes in Net Assets for the period April 15, 1993 (commencement of operations) to December 31, 1993 and the year ended December 31, 1994; the Financial Highlights for the periods presented; the Notes to Financial Statements and the Report of the Independent Accounts, all of which are included in the Fund's annual report for the year ended December 31, 1994, are hereby incorporated by reference in this Statement of Additional Information. The Statement of Assets and Liabilities of Global Equity Trust as of November 16, 1994, and the Report of the Independent Accountants are included in this Statement of Additional Information.

         The unaudited financial statements for the six months ended June 30, 1995 for each Fund are hereby incorporated by reference in this Statement of Additional Information.

                          LEGG MASON GLOBAL TRUST, INC.
                           INTERNATIONAL EQUITY TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 16, 1994


Assets

     Cash                                                                             $     1,000
     Deferred organization and initial offering costs                                      50,000
                                                                                           ------
Total assets                                                                               51,000

Liabilities
     Accrued organization expenses and initial
         offering costs                                                                    50,000
Total liabilities                                                                          50,000

Net  Assets - Offering and redemption  price of $10.00 per share with 100 shares outstanding (1,000,000,000
     shares par value $.001 per share authorized)                                     $     1,000
                                                                                      =     =====


                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES

     A. Legg Mason Global Trust, Inc. ("Corporation") was organized on December 31, 1992. The International Equity Trust ("Fund") constitutes one of the two series established under the Corporation at November 16, 1994. The Fund has had no operations other than those matters related to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of its shares. Legg Mason Fund Adviser, Inc. ("Fund Adviser"), a wholly owned subsidiary of Legg Mason, Inc. (a financial services holding company), has provided the initial capital for the Fund by purchasing 100 shares of the Fund at $10.00 per share. Such shares were acquired for investment and can be disposed of only by redemption. Legg Mason Wood Walker, Incorporated, a wholly owned subsidiary of Legg Mason, Inc. and a member of the New York Stock Exchange, acts as distributor of the Fund's shares.

       B. Deferred organization and initial offering costs represent expenses incurred in connection with the Fund's organization and will be amortized on a straight line basis over five years commencing on the effective date of the Fund's initial sale of shares to the public. The Fund has agreed to reimburse Fund Adviser for organization expenses advanced by Fund Adviser. The advances are repayable on demand but must be fully repaid within five years from the commencement of operations. The proceeds realized by Fund Adviser upon redemption during the amortization period of any of the shares constituting initial capital will be reduced by a proportionate amount of unamortized deferred organization expenses which the number of initial shares redeemed bears to the number of initial shares then outstanding.

(Coopers & Lybrand logo)

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
       of Legg Mason Global Trust, Inc.:

       We have audited the accompanying statement of assets and liabilities of the Legg Mason International Equity Trust (the "Fund"), one of the portfolios of the Legg Mason Global Trust, Inc., as of November 16, 1994. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

       In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Legg Mason International Equity Trust as of November 16, 1994, in conformity with generally accepted accounting principles.



                                        (Signature of Coopers & Lybrand L.L.P.)

Baltimore, Maryland
November 16, 1994

                                                                      APPENDIX A

                              RATINGS OF SECURITIES


Description of Moody's Investors Service, Inc. ("Moody's") corporate bond ratings:
       Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A-Bonds which are rated A possess many favorable investment attributes and are to be considered upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa-Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B-  Bonds  which  are  rated  B  generally  lack  characteristics  of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

       Caa- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Ratings Group ("Standard & Poor's") corporate bond ratings:
       AAA-This is the highest rating assigned by Standard & Poor's to an obligation and indicates an extremely strong capacity to pay principal and interest.

       AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

       A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

       BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

       BB, B, CCC, CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

       D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Description of Moody's preferred stock ratings:

       aaa-An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

       aa-An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

       a-An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

       baa-An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

       ba-An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

Description of Moody's Short-Term Debt Ratings

       Prime-1. Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection;

broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

       Prime-2. Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor's Commercial Paper Ratings

       A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

       A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

       A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for the issues designated "A-1".

                                                                      Appendix B

       The Funds may use the following instruments for the purposes described on pages 10-18.

Options on Debt Securities and Foreign Currencies (Global Government)
       A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

Option on a Bond Index (Global Government)
       An option on a bond index is similar to an option on a security or foreign currency, except that settlement of a bond index option is effected with a cash payment based on the value of the bond index and does not involve the delivery of the securities included in the index. Thus, upon settlement of a bond index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price of the option and the closing price of the bond index.

Interest Rate, Foreign Currency and Bond Index Futures Contracts (Global Government)
       Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. A bond index futures contract is similar to any other futures contract except that settlement of a bond index futures contract is effected with a cash payment based on the value of the bond index and does not involve the delivery of the securities included in the index.

Options on Futures Contracts
       Options on futures contracts are similar to options on securities or currencies, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call, and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of a put. An option on a bond index futures contract is similar to any other option on a futures contract except that the purchaser has the right, in return for the premium, to assume a position in a bond index futures contract at a specified price at any time during the option term.

Forward Currency Contracts
       A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

                                TABLE OF CONTENTS


                                                                                                 Page
Additional Information About Investment Limitations and
     Policies                                                                                      2
Additional Purchase and Redemption Information                                                    26
Additional Tax Information                                                                        28
Performance Information                                                                           31
Valuation of Fund Shares                                                                          36
Tax-Deferred Retirement Plans                                                                     36
The Corporation's Directors and Officers                                                          38
The Funds' Investment Adviser/Manager                                                             41
Sub-Advisory Agreement                                                                            43
The Funds' Distributor                                                                            44
Portfolio Transactions and Brokerage                                                              46
The Corporation's Custodian and Transfer and Dividend-
     Disbursing Agent                                                                             47
The Corporation's Legal Counsel                                                                   47
The Corporation's Independent Accountants                                                         47
Financial Statements                                                                              47
Appendix A                                                                                        A-1
Appendix B                                                                                        B-1

     No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this Statement of Additional Information in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by any Fund or its distributor. The Prospectuses and the Statement of Additional Information do not constitute offerings by any Fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.